UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2008

Abington Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-52705	20-8613037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

180 Old York Road, Jenkintown, Pennsylvania		19046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 886-8280

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On November 13, 2008, Abington Bancorp, Inc. (the "Company"), issued a press release announcing that it will not participate in the Treasury Department's Capital Purchase Program.

For additional information, reference is made to the Company's press release dated November 13, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

      The following exhibits are included herewith.

Exhibit Number	Description
99.1	Press release dated November 13, 2008

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABINGTON BANCORP, INC.

Date: November 14, 2008	By:	/s/ Robert W. White
Robert W. White
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 13, 2008